SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 17, 1998
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                   HCIA INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                           0-25378                            52-1407998
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                     NUMBER)

                          300 EAST LOMBARD STREET
                             BALTIMORE, MARYLAND                      21202
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                                 (410) 895-7470
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

         On April 17, 1998, the Company issued a press release (incorporated by reference herein) announcing preliminary results for the quarter ended March 31, 1998. Filed herewith are selected financial statements for the quarter ended March 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.  None.

         (b)      Pro Forma Financial Statements.  None.

         (c)      Exhibits.

                  99.1     Press release.
                  99.2     Selected Financial Statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HCIA Inc.
                                   ---------
                                   Registrant


Date: April 27, 1998               By: /s/ Barry C. Offutt
                                       ___________________________________
                                           Barry C. Offutt
                                           Senior Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.

    99.1              Press release

    99.2              Selected financial statements